Exhibit 99.1
SEPARATION AGREEMENT
     THIS SEPARATION AGREEMENT (the “Agreement”) is made and entered into this 23rd day of August, 2005 (the “Agreement Date”), between W. Richard Marz (“Employee”) and LSI Logic Corporation (the “Company”), with respect to the following recitals of fact:
     A. Employee is currently employed as an employee of the Company.
     B. The Company and Employee desire to set forth the terms on which Employee is leaving his employment with the Company.
     NOW THEREFORE, in consideration of the promises and covenants contained in this Agreement, the parties agree as follows:
     1. Resignation. Employee acknowledges and agrees that, as of the Agreement Date, Employee has resigned all of his positions with the Company (including, but not limited to, his status as an executive officer of Company), and any positions with other entities that are affiliated with the Company, other than his position as a Technical Consultant, as described in Section 2, below. Employee shall execute a letter of resignation in the form attached hereto as Exhibit “A” concurrent with his execution of this Agreement. In addition, Employee shall execute any additional documents that may be necessary or appropriate to effect or to memorialize any resignations from the Company contemplated by this Agreement.
     2. Change In Status. From and after the Agreement Date, all compensation and benefits shall cease, except for those specifically listed in this Section 2. Employee’s position with the Company, including all compensation and eligibility for benefits (other than post-termination benefits specifically described herein), shall terminate on the earlier of: (i) August 31, 2006, or (ii) Employee’s commencement of any other employment, occupation, or consulting activity such that this activity would include being an employee of a company and working greater than nineteen (19) hours per week at a single employer (the “Termination Date”).
     2.1 Position. Employee will remain an employee of the Company until such time as his employment terminates on the Termination Date. Employee’s job title, as of the Agreement Date, will be “Technical Consultant.” In this position, Employee will be required to provide technical consulting to the Company on an as-needed basis. Employee’s position as Technical Consultant, and any other position with the Company, will terminate as of the Termination Date. During Employee’s tenure as a Technical Consultant, Employee shall be paid an annualized salary of $390,000.00, paid every two weeks, less any and all statutory withholding and deductions as required by law or as authorized by Employee.
     2.2 Stock Options. Employee will not be eligible to receive any further stock option grants after the Agreement Date. However, existing stock option grants will continue to vest, until the Termination Date, as described in Section 3, below.

1.

     2.3 Benefit Plans. Employee and Employee’s dependents shall continue to be covered by the Company’s group benefit plans (e.g., medical, dental, vision care, and life insurance), at the Company’s expense, except for the employee-paid portion of such premiums, from the Agreement Date to and including the Termination Date, to the same extent Employee and Employee’s dependents were covered by said plans as of the Agreement Date. If Employee desires to continue coverage, pursuant to COBRA, after the Termination Date, Employee may do so at Employee’s own expense. Employee understands and agrees that he must complete a COBRA application in order to receive the extension of health benefits beyond the Termination Date.
     2.4 Incentive Bonus Plans and Other Benefits. Employee will not be eligible to participate in any bonus program after the Agreement Date. Employee will not be entitled to any other compensation or benefits after the Agreement Date, other than what is specifically set forth in this Section 2. Employee’s car allowance and vacation accrual will be terminated effective as of the Agreement Date.
     3. Outstanding Options. Employee acknowledges that he holds the stock options (the “Options”) set forth on Exhibit “B” attached hereto and incorporated herein by this reference. Employee acknowledges and agrees that he has no other options or other rights received from the Company to purchase any stock or securities of the Company or any affiliate thereof (collectively, the “Issuers”). Employee’s outstanding stock Options will continue to vest through the Termination Date. Any vested Options must be exercised within 90 days of the Termination Date. Employee understands and agrees that all Options which have not vested on or before the Termination Date will expire on the Termination Date, and vested Options not exercised within 90 days of the Termination Date will expire on the 91st day following the Termination Date. Employee acknowledges and agrees that he does not enter into this Agreement on the basis of or in reliance in any way on any representation or assurance of any Issuer or any officer, director, employee or agent of any Issuer regarding the current or future value of his Options or of any stock or securities of any Issuer.
     4. Release.
     (a) Employee, for himself, his heirs, executors, administrators, assigns, successors, agents, and representatives, hereby irrevocably and unconditionally releases and forever discharges the Company, and each and all of its heirs, executors, administrators, successors, assigns, predecessors, owners, shareholders, agents, representatives, employees, consultants, insurers, officers, directors, attorneys, affiliates, partners, and corporate parents, subsidiaries, and divisions (referred to herein collectively as the “Related Entities”) from any and all liabilities, claims, demands, contracts, debts, obligations and causes of action of every nature, character and description, past, present, and future, known or unknown, vested or contingent, ascertained or unascertained, suspected or unsuspected, existing or claimed to exist, in law, admiralty, or equity, under any theory of the law, whether common, constitutional, statutory, or otherwise, in any jurisdiction, foreign or domestic, which Employee now owns or holds, or has at any time heretofore owned or held, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done from the beginning of the world to the day of the Agreement Date, including,

2.

without limitation, (i) Employee’s employment relationship with the Company (or any Related Entity), including employment through the Termination Date; and (ii) the termination of Employee’s employment with the Company (or any Related Entity), including Employee’s resignation as an executive officer of Company.
     (b) Employee acknowledges that this release contained in this Agreement includes, but is not limited to, a release of all claims Employee may have under all state, federal and local laws pertaining to discrimination, harassment, the California Labor Code, family and medical leave laws, wage and hour laws, disability laws, civil rights laws, as well as laws pertaining to claims of or for emotional distress, defamation, breach of contract, breach of the covenant of good faith and fair dealing, as well as equal pay laws and laws pertaining to wrongful discharge. It is expressly understood by Employee that among the various rights and claims being waived in this release are those arising under the Age Discrimination in Employment Act of 1967. Employee understands that rights or claims under this law that may arise after the date this Agreement is executed by him are not waived. Employee also understands that nothing in this Agreement is to be construed to interfere with Employee’s ability to file a charge with the Equal Employment Opportunity Commission concerning this Agreement or any conduct released herein, but Employee acknowledges that by this Agreement he waives any ability to further collect, directly or indirectly, any monetary or non-monetary award based on any conduct or omissions against the Company or any of the Related Entities.
     (c) Employee understands and agrees that if, hereafter, Employee discovers facts different from or in addition to those which Employee now knows or believes to be true, that the waivers and releases of this Agreement shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery of such fact. Employee further agrees that Employee fully and forever waives any and all rights and benefits conferred upon Employee by the provisions of Section 1542 of the Civil Code of the State of California, or any other similar federal, state, or local law, which states as follows (parentheticals added):
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR (i.e., EMPLOYEE) DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR (i.e., THE COMPANY).”
     (d) The provisions of this Section 4 shall survive the termination or expiration of this Agreement for any reason.
     5. Confidentiality and Return of Company Property.
     (a) Employee acknowledges, agrees, and warrants that he will continue to maintain the confidentiality of all confidential and proprietary information of the Company and third parties, and shall abide by the terms and conditions of the Employee Invention and Confidential Information Agreement entered into between Employee and the Company, which is attached hereto as Exhibit “C” and incorporated herein by this reference.

3.

     (b)  Employee represents and warrants that to the best of his knowledge and belief he has returned to the Company all tangible and intangible property of the Company in his possession, custody, or control. In addition, notwithstanding the foregoing representation and warranty, if Employee discovers he has retained any property of the Company, he shall promptly notify the Company thereof and take reasonable steps in accordance with the Company’s instructions to return such property to the Company. The provisions of this Section 5 shall survive the expiration or termination, for any reason, of this Agreement.
      6. Governing Law. This Agreement is entered into in the State of California and shall be construed and interpreted in accordance with the laws of the State of California, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of any other jurisdiction.
     7. Filing of this Agreement. Employee and Company both acknowledge that the disclosure rules promulgated by the United States Securities & Exchange Commission require that this Agreement be publicly disclosed. Company will undertake the obligation to file this agreement within the time required by law.
     8. Further Actions. Employee, for himself, his heirs, executors, administrators, assigns and successors, covenants not to sue or otherwise institute or cause to be instituted or in any way actively participate in or voluntarily assist in (except at the Company’s request or as provided by law) the prosecution of any legal or administrative proceedings against Company and/or any of the Related Entities with respect to any matter arising out of or relating to any liabilities, claims, demands, contracts, debts, obligations and causes of action released hereunder.
     9. No Admission of Liability. Employee and Company both acknowledge and agree that this is a compromise settlement of the hereinabove mentioned dealings and disputes, which is not in any respect to be deemed, construed, or treated as an admission or a concession of any liability or wrongdoing whatsoever by either party for any purpose whatsoever.
     10. Non-Disparagement. Employee and Company agree that, in the future, neither will make any disparaging or defamatory remarks about the other or any of the Related Entities.
     11. Severability. If any term, clause or provision of this Agreement is construed to be or adjudged invalid, void or unenforceable, such term, clause or provision will be construed as severed from this Agreement, and the remaining terms, clauses and provisions will remain in full force and effect.
     12. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed to be an original and all of which taken together will constitute one and the same instrument.
     13. Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes any and all prior, contemporaneous or subsequent statements, representations, agreements or understandings, whether oral or written, between the parties with respect hereto. This Agreement shall inure to

4.

the benefit of the executors, administrators, heirs, successors and assigns of the parties hereto. The terms of this Agreement may only be modified by a written instrument signed by Employee and an authorized officer of the Company.
     14. Execution. For this Agreement to be effective, Employee must sign and date it on the last page hereof, and return the executed original to Jon R. Gibson, Vice President, Human Resources, no later than 5:00 p.m. (Pacific Standard Time) on September 13, 2005, or this Agreement will be deemed rescinded by the Company, and thereafter void for all purposes.
     15. Rescission Period. Employee understands that he has a full seven (7) days following his execution and delivery of this Agreement to the Company to revoke his consent to this Agreement by notifying Jon R. Gibson, Vice President, Human Resources, of such revocation, in writing, within that seven-day period. This Agreement shall not be effective or enforceable until the seven-day revocation period has expired. In the event that Employee elects to revoke this Agreement, it shall be deemed void and neither party shall have any obligation hereunder, including Company’s obligation to pay the amounts described herein.
     16. Notices. All notices, requests, demands, and other communications called for hereunder will be in writing and will be deemed given (a) on the date of delivery if delivered personally, (b) one day after being sent overnight by a well established commercial overnight service, or (c) four days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:

To Company:	LSI Logic Corporation
1621 Barber Lane, M/S D-l 12
Milpitas, California 95035-7458
Attn: Jon Gibson, VP Human Resources

To Employee:	W. Richard Marz
138 Pepperwood Court
Danville, California 94506-2169
[Remainder of Page Intentionally Left Blank]

5.

     17. Opportunity to Consult Counsel. Employee hereby acknowledges that he has read and understands the foregoing Agreement and is being given the opportunity to consider this Agreement for a full twenty-one (21) days from his receipt of this Agreement. Employee is advised to consult with an attorney of his own choosing before signing this Agreement. Employee may execute this Agreement at any time prior to the expiration of the 21-day period and the if he does so, he does so voluntarily, without any threat or coercion from anyone, knowing that he is waiving his statutory right to consider this Agreement for a full twenty-one (21) days.

LSI LOGIC CORPORATION,
a Delaware corporation

/s/ W. Richard Marz	By:	/s/ Jon R. Gibson

W. RICHARD MARZ		Jon R. Gibson
Vice president,
Human Resources

Date presented:
Date: 9-27-05		August 23, 2005

6.

Exhibit “A”

August 23, 2005
To Whom It May Concern:
Effective immediately, I hereby resign all positions I hold as an officer or director of LSI Logic Corporation, and any of its subsidiaries or affiliates, including my position as an Executive Vice President.

/s/ W Richard Marz

W Richard Marz
Date: 9-27-05

Exhibit “B”

	LSI LOGIC CORPORATION	Page:	1
Options and Awards Summary	ID:94-2712976	File:	Optsum
	1621 BARBER LANE	Date:	08/24/2005
	MILPITAS, CALIFORNIA 95035	Time:	12:06:48PM
As of: 08/24/2005
     $0.000000
W RICHARD MARZ
138 PEPPERWOOD CT
DANVILLE, CA United States 94506
Option No.: 008802   Option Date: 09/19/1995    Shares: 250,000    Price: $29.062500    Plan: 1991    Type: NQ    Accept Date:

VESTING SCHEDULE						TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires		Date	Type	Shares	Value	Date	Reason	Shares
62,500	09/19/1996	62,500	$1,816,406.25	09/19/2005	*
62,500	09/19/1997	62,500	$1,816,406.25	09/19/2005	*
62,500	09/19/1998	62,500	$1,816,406.25	09/19/2005	*
62,500	09/19/1999	62,500	$1,816,406.25	09/19/2005	*

250,000		250,000	$7,265,625.00
Option Expires in Current Year
Option No.: 009621    Option Date: 02/16/1996    Shares: 150,000    Price: $16.062500    Plan: 1991    Type: NQ    Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
37,500	02/16/1997	37,500	$602,343.75	02/16/2006
37,500	02/16/1998	37,500	$602,343.75	02/16/2006
37,500	02/16/1999	37,500	$602,343.75	02/16/2006
37,500	02/16/2000	37,500	$602,343.75	02/16/2006

150,000		150,000	$2,409,375.00

Option No.: 009938   Option Date: 05/10/1996   Shares: 60,000   Price: $17.187500   Plan: 1991   Type: NQ   Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
15,000	05/10/1997	15,000	$257,812.50	05/10/2006
15,000	05/10/1998	15,000	$257,812.50	05/10/2006
15,000	05/10/1999	15,000	$257,812.50	05/10/2006
15,000	05/10/2000	15,000	$257,812.50	05/10/2006

60,000		60,000	$1,031,250.00

	LSI LOGIC CORPORATION	Page:	2
Options and Awards Summary	ID:94-2712976	File:	Optsum
	1621 BARBER LANE	Date:	08/24/2005
	MILPITAS, CALIFORNIA 95035	Time:	12:06:48PM
As of: 08/24/2005
     $0.000000
W RICHARD MARZ
138 PEPPERWOOD CT
DANVILLE, CA United States 94506
Option No.: 010154    Option Date: 08/16/1996    Shares: 100,000   Price: $11.187500    Plan: 1991    Type: NQ    Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
25,000	08/16/1997	0	$0.00	08/16/2006	11/02/1999	Same-Day Sale	25,000	$27.875000
25,000	08/16/1998	0	$0.00	08/16/2006	02/10/2000	Same-Day Sale	25,000	$54.406250
25,000	08/16/1999	0	$0.00	08/16/2006	06/02/2000	Same-Day Sale	25,000	$63.065909

25,000	08/16/2000	25,000	$279,687.50	08/16/2006			75,000

100,000		25,000	$279,687.50

Option No.: 011745    Option Date: 11/15/1996    Shares: 40,000    Price: $15.250000    Plan: 1991    Type: NQ    Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
10,000	11/15/1997	0	$0.00	11/15/2006	06/02/2000	Same-Day Sale	30,000	$63.065909

10,000	11/15/1998	0	$0.00	11/15/2006			30,000
10,000	11/15/1999	0	$0.00	11/15/2006
10,000	11/15/2000	10,000	$152,500.00	11/15/2006

40,000		10,000	$152,500.00

Option No.: 013335    Option Date: 11/14/1997    Shares: 40,000    Price: $11.500000    Plan: 1991    Type: NQ   Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
10,000	11/14/1998	0	$0.00	11/14/2007	02/08/2000	Same-Day Sale	20,000	$50.000000

10,000	11/14/1999	0	$0.00	11/14/2007			20,000
10,000	11/14/2000	10,000	$115,000.00	11/14/2007
10,000	11/14/2001	10,000	$115,000.00	11/14/2007

40,000		20,000	$230,000.00

	LSI LOGIC CORPORATION	Page:	3
Options and Awards Summary	ID:94-2712976	File:	Optsum
	1621 BARBER LANE	Date:	08/24/2005
	MILPITAS, CALIFORNIA 95035	Time:	12:06:48PM
As of: 08/24/2005
     $0.000000
W RICHARD MARZ
138 PEPPERWOOD CT
DANVILLE, CA United States 94506
Option No.: 014759   Option Date: 08/14/1998    Shares: 70,000    Price: $9.468750    Plan: 1991    Type: NQ    Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
17,500	08/14/1999	0	$0.00	08/14/2008	11/02/1999	Same-Day Sale	17,500	$27.875000

17,500	08/14/2000	17,500	$165,703.13	08/14/2008			17,500
17,500	08/14/2001	17,500	$165,703.13	08/14/2008
17,500	08/14/2002	17,500	$165,703.13	08/14/2008

70,000		52,500	$497,109.39

Option No.: 018095    Option Date: 08/13/1999    Shares: 150,000   Price: $29.437500    Plan: 1991    Type: NQ   Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
37,500	08/13/2000	37,500	$1,103,906.25	08/13/2009
37,500	08/13/2001	37,500	$1,103,906.25	08/13/2009
37,500	08/13/2002	37,500	$1,103,906.25	08/13/2009
37,500	08/13/2003	37,500	$1,103,906.25	08/13/2009

150,000		150,000	$4,415,625.00

Option No.: 019047    Option Date: 02/17/2000    Shares: 75,000   Price: $52.125000    Plan: 1991    Type: NQ   Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
18,750	02/17/2001	18,750	$977,343.75	02/17/2010
18,750	02/17/2002	18,750	$977,343.75	02/17/2010
18,750	02/17/2003	18,750	$977,343.75	02/17/2010
18,750	02/17/2004	18,750	$977,343.75	02/17/2010

75,000		75,000	$3,909,375.00

	LSI LOGIC CORPORATION	Page:	4
Options and Awards Summary	ID:94-2712976	File:	Optsum
	1621 BARBER LANE	Date:	08/24/2005
	MILPITAS, CALIFORNIA 95035	Time:	12:06:48PM
As of: 08/24/2005
$0.000000
W RICHARD MARZ
138 PEPPERWOOD CT
DANVILLE, CA United States 94506

Option No.: 023617 Option Date: 02/15/2001 Shares: 200,000 Price: $22.380000 Plan: 1991 Type: NQ Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
50,000	02/15/2002	50,000	$1,119,000.00	02/15/2011
50,000	02/15/2003	50,000	$1,119,000.00	02/15/2011
50,000	02/15/2004	50,000	$1,119,000.00	02/15/2011
50,000	02/15/2005	50,000	$1,119,000.00	02/15/2011

200,000		200,000	$4,476,000.00

Option No.: 026247 Option Date: 08/16/2001 Shares: 75,000 Price: $22.370000 Plan: 1991 Type: NQ Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
18,750	08/16/2002	18,750	$419,437.50	08/16/2011
18,750	08/16/2003	18,750	$419,437.50	08/16/2011
18,750	08/16/2004	18,750	$419,437.50	08/16/2011
18,750	08/16/2005	18,750	$419,437.50	08/16/2011

75,000		75,000	$1,677,750.00

Option No.: 028426 Option Date: 02/14/2002 Shares: 300,000 Price: $16.500000 Plan: 1991 Type: NQ Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
75,000	02/14/2003	75,000	$1,237,500.00	02/14/2012
75,000	02/14/2004	75,000	$1,237,500.00	02/14/2012
75,000	02/14/2005	75,000	$1,237,500.00	02/14/2012
75,000	02/14/2006	0	$0.00	02/14/2012

300,000		225.000	$3,712,500.00

	LSI LOGIC CORPORATION	Page:	5
Options and Awards Summary	ID:94-2712976	File:	Optsum
	1621 BARBER LANE	Date:	08/24/2005
	MILPITAS, CALIFORNIA 95035	Time:	12:06:48PM
As of: 08/24/2005
$0.000000
W RICHARD MARZ
138 PEPPERWOOD CT
DANVILLE, CA United States 94506

Option No.: 034921 Option Date: 03/20/2003 Shares: 100,000 Price: $5.060000 Plan: 1991 Type: NQ Accept Date:

VESTING SCHEDULE					TRANSACTIONS				CANCELLATIONS
Granted	Full Vest	Exercisable	Total Price	Expires	Date	Type	Shares	Value	Date	Reason	Shares
25,000	03/20/2004	25,000	$126,500.00	03/20/2013
25,000	03/20/2005	25,000	$126,500.00	03/20/2013
25,000	03/20/2006	0	$0.00	03/20/2013
25,000	03/20/2007	0	$0.00	03/20/2013

100,000		50,000	$253,000.00

Total Options Exercisable:	1,342,500
Total Price:	$30,309,796.89
Total Potential Gain:	$0.00

Exhibit “C”

LSI Logic Corporation 1551 McCarthy Blvd. Milipitas CA 95035 408.433.8000
EMPLOYEE INVENTION AND CONFIDENTIAL INFORMATION AGREEMENT
     In consideration and as a condition of my employment, or continued employment, by LSI LOGIC CORPORATION (hereinafter the “Company”) and the compensation paid therefor:
     1. Confidentiality. Except as otherwise provided herein, I agree to keep confidential and not to disclose, or make any use of, except for the benefit of the Company, either during or subsequent to my employment, any inventions, trade secrets, proprietary or confidential information, work of authorship or proprietary thing that relates to the actual or demonstrably anticipated business, research, development, product, devices or activity of the Company or any of its clients, customers, consultants, licensees or affiliates (hereinafter “Others”), which I may produce, obtain or otherwise acquire during the course of my employment. For the purposes of this Agreement all of the foregoing items which I am bound to maintain confidential, or with respect to which I have a duty or obligation shall be referred to in this Agreement, individually and collectively as “Proprietary Information”.
     2. Conflicting Employment; Return of Confidential Material. I agree that, without the prior written consent of the Company, during my employment with the Company I will not engage in any other employment, occupation, consulting or other activity relating to the actual or demonstrably anticipated business of the Company or which would otherwise conflict with my obligations to the Company. If my employment with the Company terminates for any reason I agree to promptly surrender and deliver to the Company all records, drawings, documents and data pertaining to any Proprietary Information as well as tangible property related thereto which I then have in my custody or control. Further, I will not take with me any document, disk or other thing containing or pertaining to any Proprietary Information which I may produce or obtain during the course of my employment with the Company.

1

     3. Assignment of Inventions. I hereby assign and transfer to the Company my entire right, title and interest in all Proprietary Information, conceived solely by me or jointly with Others during the period of my employment with the Company. This Agreement does not require assignment of any invention excluded from any assignment by Section 2870 of the California Labor Code (hereinafter “Section 2870”).
     4. Disclosure of Inventions. I agree that in connection with any invention, trade secret, work of authorship, proprietary information or proprietary thing:
        (a) I will disclose all Proprietary Information upon conception or creation in writing to my immediate supervisor, with a copy to the Company’s Patent Counsel, regardless of whether I believe the invention is protected by Section 2870, in order to permit the Company to claim rights to which it may be entitled under this Agreement. Such disclosure shall be received in confidence by the Company;
        (b) Upon the Company’s request, I will promptly execute a written assignment to the Company of all right, title, and interest to any Proprietary Information and I will preserve the aforementioned as confidential information of the Company;
        (c) Upon the Company’s request and at its expense, I agree to assist the Company (or its nominee) during and at any time subsequent to my employment in every reasonable way to obtain for its own benefit patents, copyrights, mask work rights or other proprietary interest or protections for such assignable Proprietary Information in any and all countries, which Proprietary Information shall be and remain the sole and exclusive property of the Company (or its nominee) regardless of whether patented, copyrighted, registered or otherwise protected; and
        (d) I specifically acknowledge that any computer program, any programming documentation and any semiconductor chip products or mask works fall within the scope of this Agreement and that the Company owns all rights comprised in the registration or copyrights of such work.

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     5. Execution of Documents. In connection with paragraph 4, upon the Company’s (or its nominee’s) request and at its expense, I agree to execute, acknowledge and deliver to the Company (or its nominee) all such documents, including without limitation applications for patents, registrations, assignments of inventions and patents, assignments of copyrights and/or mask works to be issued or registered therefor, which the Company deems necessary or desirable to protect or register its interest in the Proprietary Information in any and all countries or to otherwise vest title thereto in the Company (or its nominee).
     6. Prior Inventions. It is understood that all inventions, if any, patented or unpatented, which I made prior to my employment by the Company, are excluded from the scope of this Agreement. To preclude any uncertainty, I have set forth below a complete list of all of my prior inventions, including numbers of all patents and patent applications and a brief description of all unpatented inventions which are not the property of a previous employer. I represent and covenant that the list is complete and that if no items are on the list, I have no such prior inventions. I hereby certify that I have no continuing obligations with respect to assignment of inventions to any previous employer. I understand that any improvements, whether subject to patent, copyright or other protection, made on the listed inventions after the commencement of my employment by the Company are assigned or are to be assigned to the Company to the extent that such improvements are covered by the provisions of paragraph 3 of this Agreement.
     7. Other Obligations. I acknowledge that the Company, from time to time, may have agreements with other persons or with the U.S. Government, or agencies thereof, which impose obligations or restrictions on the Company regarding Proprietary Information made in the course of that work or regarding the confidential nature of such work. I agree to be bound by all such obligations and restrictions and to take all action necessary to discharge the obligations of the Company thereunder.

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     8. Trade Secrets, Property Rights and Confidential Information of Others. I represent that my performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any Agreement made prior to my employment with the Company to keep in confidence or in trust any confidential or Proprietary Information or material including any invention, trade secret or work of authorship belonging to any previous employer of mine or any other person. I agree not to enter into any agreement either written or oral in conflict herewith. I will not disclose to the Company, nor induce the Company to receive or use, any confidential information, trade secret, work of authorship, proprietary information or proprietary thing belonging to, or designated as confidential by any previous employer of mine or by any other person.
     9. Solicitation. I will not during my employment or within one year after it ends, without the express written consent of the Company, directly or indirectly: (a) induce any employee to terminate or alter his or her relationship with the Company, or (b) directly solicit any employee of the Company, to leave employment with the Company.
     10. Terms of Employment. I understand and agree that I am not being employed by the Company for any specified period of time and that either I or the Company may terminate my employment with the Company at any time for any reason, with or without cause.
     11. Modification. This Agreement may not be amended, in whole or in part, except by a written instrument signed by both parties hereto.
     12. Entire Agreement. I acknowledge receipt of this Agreement, and agree that with respect to the subject matter hereof it is my entire agreement with the Company, superseding any previous oral or written understandings or agreements with the Company or any officer or representative thereof.

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     13. Severability. If any provision of this Agreement shall be held to be illegal or unenforceable, such provision shall be modified so as to be legal and enforceable in a manner that is as consistent with the original intent as possible, or if such is not be possible it shall be severed from this Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.
     14. Successors and Assigns. This Agreement shall be binding upon my heirs, executors, administrators or other legal representatives and is for the benefit of the Company, its subsidiaries and successors in interest or assigns.
     15. Export Regulations Compliance. I acknowledge and understand that any technical data subject to the U.S. export regulations or related to defense articles on the U.S. Munitions List, to which I have access or which is disclosed to me in the course of employment by the Company is subject to export control under either the Department of Commerce or the International Traffic in Arms Regulations (Title 22, Code of Federal Regulations, Parts 120-130). I hereby certify that such data will not be further disclosed, exported, or transferred in any manner to any foreign country without prior written approval of either the Department of Commerce or the Office of Munitions Control, U.S. Department of State as applicable.
     16. Governing Law. This Agreement shall be governed by the laws of the State of California.

LSI LOGIC CORPORATION

By:	/s/ Cheryl Cruz	William Richard Marz

Employee — Print Name

Name: Cheryl Cruz		/s/ William Richard Marz

Employee — Signature

Title: HR Assistant		9 - 11 - 95
Date
9 - 11 - 95
Date

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